SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ATLANTIC COAST AIRLINES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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ATLANTIC COAST AIRLINES HOLDINGS, INC.
45200 Business Court
Dulles, Virginia 20166

April  , 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Atlantic Coast Airlines Holdings, Inc., to be held on Wednesday, May 26, 2004, at 10:00 a.m. local time, at the Atlantic Coast Airlines Employee Center Auditorium, 515 Shaw Road, Dulles, Virginia.

This year we are asking you to elect nine directors of the Company to serve until the 2005 Annual Meeting. We also are asking that you approve amendments to the Company’s Fourth Amended and Restated Certificate of Incorporation to change the name of the Company to FLYi, Inc. and to eliminate the Class A Non-Voting Common Stock, approve the amendment and restatement of the Company’s By-laws and ratify the Audit Committee’s selection of independent auditors for the year ending December 31, 2004. The Board of Directors recommends that you vote “FOR” each of these proposals. At the Annual Meeting, we also will report on the Company’s business and provide a discussion period for questions and comments.

We look forward to and encourage our stockholders to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope that is provided or vote via telephone or Internet.

Thank you for your continued support.

Sincerely,

Kerry B. Skeen Chairman of the Board of Directors

ATLANTIC COAST AIRLINES HOLDINGS, INC.
45200 Business Court
Dulles, Virginia 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2004

To the Stockholders of
ATLANTIC COAST AIRLINES HOLDINGS, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Meeting”) of Atlantic Coast Airlines Holdings, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 26, 2004, at 10:00 a.m., local time, at the Atlantic Coast Airlines Employee Center Auditorium, 515 Shaw Road, Dulles, Virginia, for the following purposes, as more fully described in the accompanying Proxy Statement:

1)	To elect nine directors to serve for the coming year and until their successors are elected;

2)	To amend the Company’s Fourth Amended and Restated Certificate of Incorporation to change the Company’s name to “FLYi, Inc.” and to eliminate the Company’s Class A Common Stock;

3)	To amend and restate the Company’s By-laws;

4)	To ratify the Audit Committee’s selection of the Company’s independent auditors for the fiscal year ending December 31, 2004; and

5)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Only holders of record of the Company’s common stock, par value $0.02 per share (the “Common Stock”), at the close of business on April 2, 2004 are entitled to receive notice of and to vote at the Meeting. A list of such holders will be open for examination by any stockholder during regular business hours for a period of ten days prior to the Meeting at the offices of the Company, located at 45200 Business Court, Dulles, Virginia.

     All stockholders are cordially invited to attend the Meeting. In order to ensure that your Common Stock is represented at the Meeting, regardless of whether you intend to attend in person, please complete, date and sign the enclosed proxy and return it promptly in the accompanying postage-paid envelope or vote via telephone or Internet.

By order of the Board of Directors

Richard J. Kennedy Vice President, Secretary and General Counsel

April   , 2004

ATLANTIC COAST AIRLINES HOLDINGS, INC.
45200 Business Court
Dulles, Virginia 20166

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Atlantic Coast Airlines Holdings, Inc. (the “Company”) for use at the Company’s annual meeting of stockholders, to be held at 10:00 a.m., local time, on Wednesday, May 26, 2004, at the Atlantic Coast Airlines Employee Center Auditorium, 515 Shaw Road, Dulles, Virginia, and at any adjournment or postponement thereof (the “Meeting”). This Proxy Statement and the accompanying proxy card (the “Proxy Card”), together with a copy of the Company’s 2003 Annual Report, are first being mailed on or about April  , 2004, to persons who were holders of record of the Company’s Common Stock, par value $0.02 per share (the “Common Stock”), at the close of business on April 2, 2004 (the “Record Date”).

Agenda and Voting at the Meeting

     At the Meeting, the holders of shares of Common Stock as of the Record Date will be asked to elect nine members to the Board of Directors for the coming year, to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to change the Company’s name to “FLYi, Inc.” and to eliminate the Company’s Class A Common Stock, to amend and restate the Company’s By-laws, to ratify the Audit Committee’s selection of KPMG LLP, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2004, and to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed April 2, 2004 as the Record Date, and only holders of record of the Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding and entitled to vote 45,333,810 shares of the Common Stock.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Nominees to the Board of Directors will be elected by the affirmative vote of a plurality of the shares of the Common Stock present and voting at the Meeting. This means that the nine nominees who receive the largest number of votes cast “FOR” will be elected as directors at the Meeting. Stockholders may not cumulate their votes in favor of any one nominee. Approval of the proposal to amend the Company’s Fourth Amended and Restated Certificate of Incorporation requires an affirmative vote of at least a majority of the shares outstanding as of the Record Date. Approval of the proposals to amend the By-Laws and to ratify the Audit Committee’s selection of KPMG LLP, Certified Public Accountants, as the Company’s independent auditors at the Meeting requires an affirmative vote of at least a majority of the shares present and entitled to be voted at the Meeting. On each of these matters, holders of record of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held, except as described below under “Foreign Ownership of Shares.”

     In accordance with Delaware law, abstentions are counted as “shares present” for purposes of determining the presence of a quorum and have the effect of a vote “against” any matter as to which they are specified. Shares held by brokers who have not received voting instructions from their customers and who do not have discretionary authority to vote on a particular proposal (“broker non-votes”) are counted as present for the purpose of determining the existence of a quorum at the Meeting but are not considered “shares present” and, therefore, will not affect the outcome of the vote on the matters presented at the Meeting.

Proxies

     If the enclosed Proxy Card is properly executed and returned in time for the Meeting, or if you properly vote by telephone or Internet, the shares of Common Stock represented thereby will be voted in accordance with the instructions given on each matter introduced for a vote at the Meeting. If the Proxy Card is properly executed and returned in time for the Meeting or if you vote by telephone or Internet but no instructions are given, shares will be voted “FOR” all of the Board’s nominees for election to the Board of Directors, “FOR” amendment of the Company’s Fourth Amended and Restated Certificate of Incorporation, “FOR” amendment of the Company’s By-Laws and “FOR” ratification of the selection of independent auditors. Proxies will extend to, and be voted at, any adjournment or postponement of the Meeting.

     The Board of Directors does not presently intend to introduce any business at the Meeting other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented at the Meeting. Should any other matter properly come before the Meeting, however, the persons named as proxies in the accompanying Proxy Card or their duly authorized and constituted substitutes will be authorized to vote or act thereon in accordance with their best judgment.

     Any stockholder who has executed and returned a Proxy Card or properly voted by telephone or Internet and who for any reason wishes to revoke or change his or her proxy may do so by (i) giving written notice to the Secretary of the Company at the above address at any time before the commencement of the Meeting, (ii) voting the shares represented by such proxy in person at the Meeting, or (iii) delivering a later dated proxy at any time before the commencement of the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy. Any stockholder whose shares are held through a bank, brokerage firm or other nominee and who provides voting instructions on a form received from the nominee may revoke or change his or her voting instructions only by contacting the nominee who holds his or her shares. Such stockholders may not vote in person at the Meeting unless the stockholder obtains a legal proxy from the bank, brokerage firm or other nominee.

Foreign Ownership of Shares

     The Federal Aviation Act prohibits non-United States citizens from owning more than 25 percent of the voting interest of a company such as the Company, which owns a United States air carrier. The Company’s certificate of incorporation provides that shares of the Company’s capital stock may be voted by or at the direction of persons who are not United States citizens provided that such shares are registered on a separate stock registry maintained by the Company for non-United States holders (the “Foreign Stock Registry”). Any holder of Common Stock who is not a United States citizen may request that its shares be registered for purposes of voting at the Meeting by checking the appropriate box on the Proxy Card. Any such holder may also request that its shares be maintained on the Foreign Stock Registry by providing separate written notice to the Secretary of the Company. If shares representing more than 25 percent of outstanding shares are registered for any meeting, precedence will be given to foreign holders who demonstrate that their shares were maintained on the Foreign Stock Registry prior to the meeting. The Company does not anticipate that these provisions will operate to limit voting rights at the Meeting. The enclosed Proxy Card contains a statement that, by signing the Proxy Card or voting, the stockholder certifies that it is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the Proxy Card have been registered on the Company’s Foreign Stock Registry or are requested to be registered for purposes of voting at the Meeting. Stockholders voting by telephone or by Internet will be required to make the same certification.

     Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, and (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence

     The Board of Directors has determined that each of the current directors standing for re-election, except Mr. Skeen as the Chairman of the Board and Chief Executive Officer, Mr. Moore as the Chief Operating Officer and Mr. Acker as an employee of the Company in his advisory role, has no material relationship with the Company and is independent within the meaning of NASDAQ Stock Market, Inc. (“NASDAQ”) director independence standards, as currently in effect.

Committees and Board Meetings

     During 2003, there were four regular meetings of the Board of Directors and seventeen special meetings. Each nominee attended 75% or more of the aggregate of the meetings of the Board and of the Board’s committees on which he or she served. The Board and its committees held frequent meetings during 2003 due to the proposal to change the Company’s business strategy and the attempted hostile takeover of the Company. Six directors attended the 2003 Annual Meeting of Stockholders.

     The Board has three standing committees — an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Their functions are described below.

     Audit Committee. The role of the Audit Committee is governed by a Charter adopted by the Board and amended in January 2004, a copy of which is attached as Appendix A to this Proxy Statement and is available on the Company’s website at www.atlanticcoast.com, under the “For Investors” heading. Pursuant to its Charter, the Audit Committee’s functions include the following: being directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s outside auditor, approving in advance all audit and permissible non-audit services to be provided by the outside auditor, establishing policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the outside auditor, considering at least annually the independence of the outside auditor, reviewing and discussing with management and the independent auditors the financial statements of the Company; receiving reports from the outside auditor and management regarding, and review and discuss the adequacy and effectiveness of, the Company’s internal controls; and establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters. Under the Pre-Approval Policy adopted by the Audit Committee, all audit and non-audit services to be performed by the independent auditor for the Company require pre-approval by the Audit Committee. In some cases, pre-approval is provided by the full Audit Committee and relates to a particular defined task or scope of work and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services and fees. Any pre-approvals by the Audit Committee chairperson pursuant to this delegated authority shall be reported to the Audit Committee at its next scheduled meeting. The Audit Committee cannot delegate pre-approval authority to management. Each of the members of the Audit Committee is “independent” as defined in Rule 4200(a)(14) of the NASDAQ listing standards and Securities and Exchange Commission (SEC) Rule 10A-3. The Board of Directors has determined that all of the Company’s current Audit Committee members are financially literate and are audit committee financial experts. The Audit Committee held six meetings during 2003. The current members of the Audit Committee are Mr. McGinnis, Mr. Miller, and Mr. Rice, who serves as Chairman.

     Compensation Committee. The role of the Compensation Committee is governed by a Charter of Responsibilities and Functions adopted by the Board of Directors. You can find the Compensation Committee’s Charter of Responsibilities and Functions on the Company’s website at www.atlanticcoast.com, under the “For Investors” heading. Pursuant to this Charter, the Compensation Committee’s functions include the following: developing and administering a comprehensive compensation policy for senior management, overseeing the establishment and administration of compensation programs for the Company’s employees generally, reviewing annually the performance of the executive officers of the Company, makings grants under and otherwise administering the Company’s equity-based plans and bonus plans, reviewing, establishing and approving salaries and other employment and severance arrangements for senior management, periodically reviewing the Company’s succession plans with respect to the CEO and other senior officers, and recommending, adopting and implementing compensation and other benefits for members of the Board of Directors. Certain of these functions are subject to consultation with, advice from or ratification by the Board of Directors as the Committee determines appropriate. The Compensation Committee held twelve meetings during 2003. The current members of the Compensation Committee are Ms. Coughlin, Mr. Buchanan, and Ms. Devine who serves as Chairperson. Each of the current members of the Compensation Committee is “independent” as defined under NASDAQ listing standards.

     Nominating and Corporate Governance Committee. The role of the Nominating and Corporate Governance Committee is governed by a Charter of Responsibilities and Functions adopted by the Board of Directors. You can find the Nominating and Corporate Governance Committee’s Charter on the Company’s website at www.atlanticcoast.com, under the “For Investors” heading. Pursuant to this Charter, the Nominating and Corporate Governance Committee’s functions include the following: developing criteria to identify and evaluate prospective director candidates, identifying individuals qualified to become members of the Board of Directors, recommending to the Board of Directors director nominees for the annual meeting of stockholders, developing and periodically reviewing the Company’s corporate governance principles and playing a leadership role in shaping the Company’s corporate governance. Stockholders may suggest nominees by mailing the candidate’s name and qualifications to the Company, addressed to the attention of the corporate secretary. The Nominating and Corporate Governance Committee held four meetings during 2003. Its members are Mr. McGinnis, Ms. Coughlin, and Mr. Buchanan, who serves as Chairman. Each of the current members of the Nominating and Corporate Governance Committee is “independent” as defined under NASDAQ listing standards.

Corporate Governance Guidelines

     The Company prides itself on its leadership within the industry in addressing corporate governance. In 2002, the Company adopted Corporate Governance Guidelines, which are available on the Company’s website at www.atlanticcoast.com, under the “For Investors” heading. Institutional Shareholder Services (ISS), considered one of the nation’s leading provider of proxy voting and corporate governance data services, awarded the Company a Corporate Governance Quotient (CGQ) score that ranked the company seventh overall in the S&P Small Cap 600 Index as of December 1, 2003, meaning the Company rated higher than 99% of the companies in the Index and higher than 98.8% of the companies in the transportation group.

     In 2003, the Nominating and Corporate Governance Committee and the Board further strengthened the Company’s Corporate Governance Guidelines to provide, among other things, that:

•	Directors are strongly encouraged to attend the Company’s annual meetings of stockholders.

•	The Board shall set the size of the Board at between 7 and 10 directors, and the Company intends to seek stockholder approval before implementing any increase or decrease in the size range of the Board. This policy is reflected in the Amended and Restated By-laws being submitted for stockholder approval in Proposal Three.

•	Directors should limit their service as directors on publicly held commercial company boards to no more than four (including the Company’s Board). Service on the boards of not-for-profit enterprises, investment companies and non-public for-profit commercial enterprises, as well as other professional commitments, should be evaluated by a director in consultation with the Nominating and Corporate Governance Committee to consider whether such directorships and commitments may materially interfere with the director’s service as an effective and contributing member of the Board.

•	Each non-employee director should purchase and hold Company stock with a value (which will be measured at the time of purchase) equivalent to the annual director retainer (not including committee and/or committee chair fees) paid to that director in the Company’s most recently completed full fiscal year. Non-employee directors should satisfy this standard within four years from either the date the director joins the Board or November 2003, whichever is later.

•	Each executive officer of the Company should purchase and hold Company stock with a value (which will be measured at the time of purchase) equivalent to at least $50,000. Executive officers should satisfy this standard within four years from either the date the executive officer joins the Company or November 2003, whichever is later.

     The Nominating and Corporate Governance Committee will review the Corporate Governance Guidelines annually and report to the full Board on the committee’s review. If necessary, the Guidelines will be revised and updated by the Board based upon the Nominating and Corporate Governance Committee’s recommendations.

Consideration of Director Nominees

     The Nominating and Governance Committee will consider director nominees submitted by stockholders who satisfy the ownership requirements of SEC Rule 14a-8. Stockholders should submit the name of any nominee along with the information required to be included in a stockholder’s notice by the Company’s By-laws to Atlantic Coast Airlines Holdings, Inc., Attn: Corporate Secretary, 45200 Business Court, Dulles, Virginia 20166.

     The Nominating and Governance Committee identifies prospective director candidates in various ways, including through current Board members, management, professional search firms, stockholders or other persons. These candidates are evaluated at meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

     The Nominating and Corporate Governance Committee currently considers the following factors in evaluating all prospective director candidates:

•	Number and experience of existing directors;

•	Ability to represent interests of a broad range of stockholders;

•	Experience that suggests the highest ethical standards and integrity;

•	The Company’s needs with respect to particular talents and experience of its directors;

•	Knowledge, skills and experience in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	Familiarity with the aviation or travel industry and knowledge of and experience with the markets served by the Company;

•	Experience with public company management, accounting rules and practices, and corporate governance best practices; and

•	Willingness to adhere to the Company’s Corporate Governance Guidelines, including satisfaction of the Company’s minimum equity interest holding guidelines.

Director Compensation

     All directors who are not executive officers of the Company receive as compensation for their service options to purchase shares of the Company’s Common Stock, which options vest at the end of the year if the individual continues to serve as a director as of the end of the year of the grant or if the director retires by not standing for re-election at the annual meeting of the stockholders. Each director who is not an executive officer of the Company is granted options for 12,000 shares annually. The option exercise price for these grants is equal to the closing price of the Company’s Common Stock reported for the date prior to the date of the grant. With the exceptions noted below, for 2003 directors also received an annual fee of $20,000 for their service. In April 2003, the Board of Directors reduced its annual fee by 10 percent. Effective June 1, 2003, the Board of Directors implemented meeting fees. The meeting fee schedule is $1,250 for each regularly scheduled board meeting attended in person or telephonically, $750 for attending any special board meeting, and $750 for attending any committee meeting. Directors also are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof. Messrs. Skeen and Moore, as executive officers of the Company, do not receive compensation for their service on the Board. The Company provides Mr. Acker, as an employee of the Company in his advisory role, a consulting fee of $10,000 per month in lieu of director cash compensation, an office and part-time secretary and health benefits for Mr. Acker and his spouse. In March 2004, the Compensation Committee approved extending Mr. Acker’s compensation arrangements for two years. Directors and their family members are entitled to certain flight benefits made available to employees of the Company.

Executive Sessions

     As set forth in the Company’s Corporate Governance Guidelines, the Board of Directors schedules each year at least four executive sessions of the Board’s independent directors, which the Board strives to hold at the end of each regularly scheduled Board meeting.

Codes of Conduct

     The Company has adopted the Code of Ethics for Atlantic Coast Airlines Holdings, Inc.’s Members of the Board of Directors, the Code of Ethics for Atlantic Coast Airlines Holdings, Inc.’s Chief Executive Officer and Senior Financial Officers and the Code of Ethics and Business Conduct for Atlantic Coast Airlines Holdings, Inc.’s Employees. You can find these Codes on the Company’s website at www.atlanticcoast.com, under the “For Investors” heading. To the extent required by SEC rules and the NASDAQ listing standards, we intend to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics for Atlantic Coast Airlines Holdings, Inc.’s Members of the Board of Directors and the Code of Ethics for Atlantic Coast Airlines Holdings, Inc.’s Chief Executive Officer and Senior Financial Officers on the Company’s website within two business days following the date of such amendment or waiver.

Communications with the Board

     Individuals may communicate with the members of the Board of Directors individually, with all independent directors, or with the Board as a group by writing to Atlantic Coast Airlines Holdings, Inc., Attn: Corporate Secretary, 45200 Business Court, Dulles, Virginia 20166. Please mark the outside of the envelope “BOARD COMMUNICATION” and indicate which director(s) or group of directors the communication is intended for.

     You should identify your communication as being from an Atlantic Coast Airlines Holdings, Inc. stockholder. The Corporate Secretary may request reasonable evidence that your communication is made by an Atlantic Coast Airlines Holdings, Inc. stockholder before transmitting your communication to the requested member or members of the Board. The Corporate Secretary will review all communications from Atlantic Coast Airlines Holdings, Inc. stockholders, and communications relevant to the Company’s business and operations, as determined by the Corporate Secretary, will be forwarded to the requested member or members of the Board.

Communications with the Audit Committee

     The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. A communication or complaint to the Audit Committee regarding such matters may be submitted by writing to Atlantic Coast Airlines Holdings, Inc. Audit Committee, Attn: Corporate Secretary, 45200 Business Court, Dulles, Virginia 20166.

AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

     In this context, the Audit Committee reviewed and discussed with management and the independent auditors, the audited financial statements for the year ended December 31, 2003 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors’ independence. In its review of audit-related and non-audit service fees paid to the Company’s independent auditors, the Committee considered whether the provision of such services is compatible with maintaining the auditors’ independence.

     Following the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee
William Anthony (Tony) Rice,
Chairman
James C. Miller III
Daniel L. McGinnis

PROPOSAL ONE: ELECTION OF DIRECTORS

     The Nominating and Corporate Governance Committee of the Board has proposed and the Board has recommended that the nine individuals currently serving as directors each be nominated for re-election to the Board of Directors at the Meeting. Directors are elected for terms of one year and until the next annual meeting of stockholders, and serve until resignation or succession by election or appointment. Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. If any nominee becomes unavailable for election at the time of the Meeting or is not able to serve if elected, the persons voting the proxies solicited hereby may in their discretion vote for a substitute nominee or the Board of Directors may choose to reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve.

     The following table sets forth each nominee’s name, age and position with the Company as of April 12, 2004, and the year in which each nominee first became a director:

			Director
Name	Age	Position	Since
Kerry B. Skeen	51	Chairman of the Board of Directors, Chief Executive Officer and Director	1991

Thomas J. Moore	47	President, Chief Operating Officer and Director	1997

C. Edward Acker	75	Director	1991

Robert E. Buchanan	61	Director	1995

Susan MacGregor Coughlin	58	Director	1997

Caroline (Maury) Devine	53	Director	2002

Daniel L. McGinnis	65	Director	2000

James C. Miller III	61	Director	1995

William Anthony (Tony) Rice	52	Director	2003

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

Background of Nominees

     The following is a brief account of the business experience of each of the nominees for election to the Board of Directors. There are no family relationships among the nominees or special understandings pursuant to which the nominees have been nominated as directors of the Company.

     Kerry B. Skeen. Mr. Skeen is a co-founder of the Company and has been Chairman of the Board of Directors since January 2000, a director since October 1991, and Chief Executive Officer since March 1995. He was President from October 1992 through December 1999, Executive Vice President from October 1991 to October 1992, and Chief Operating Officer from October 1992 through March 1995. Mr. Skeen was President of the Atlantic Coast division of WestAir Commuter Airlines, Inc. (“WestAir”) from 1989 until it was acquired by the Company in 1991. From 1987 to 1989, Mr. Skeen was Vice President of Marketing and Sales of WestAir and, in 1989, was named Senior Vice President of WestAir. Mr. Skeen’s affiliation with the regional airline industry began in 1983 when he directed the development and marketing activities of Delta Air Lines, Inc.’s regional airline program, “The

Delta Connection.”

     Thomas J. Moore. Mr. Moore became President of the Company in January 2000 and has been a director and Chief Operating Officer since April 1997. He was Executive Vice President from April 1997 through December 1999, and was Senior Vice President of Maintenance and Operations from June 1994 until April 1997. Prior to joining the Company, Mr. Moore spent nearly ten years with Continental Airlines in Houston, Texas, where he served at different times in the positions of Staff Vice President, Senior Director of Technical Planning, Director of Financial Planning and Division Controller.

     C. Edward Acker. Mr. Acker is a co-founder of the Company and has been a director since October 1991. He was Chairman of the Board of Directors from April 1993 through December 1999, Chief Executive Officer from October 1991 to March 1995, Vice Chairman from October 1991 to April 1993, and President from October 1991 to October 1992. Mr. Acker continues to serve in an advisory capacity to the Chairman. Mr. Acker served as Chairman and Chief Executive Officer of Pan American World Airways, Inc. from 1981 until 1988. Since 1988, Mr. Acker has served as Chairman of The Acker Group, a private company that acts as both principal and adviser in airline-related transactions, and as a partner in Elsbury & Acker, an oil and natural gas exploration company. From February 1995 until February 1996, Mr. Acker served as Chairman and Chief Executive Officer of BWIA International Airways, Ltd. From 1993 to the present, he has served as Chairman of the Board and President of Air Assets, Inc., the parent of Martinaire Inc., which provides contract air cargo transportation for UPS and DHL.

     Robert E. Buchanan. Mr. Buchanan has been a director since March 1995. Mr. Buchanan is President of Buchanan Companies, LLC and is Principal of Buchanan Partners, LLC, a metropolitan Washington, D.C. real estate firm specializing in commercial and residential development, construction and property management in suburban Washington. Mr. Buchanan presently serves on the Board of Directors of the Washington Airports Task Force and the Economic Development Commission of Loudoun County, Virginia (former Chairman), which is home to the Company’s corporate office and its hub at Washington-Dulles International Airport. He is also a member of the advisory board for George Washington University’s Virginia campus and a Trustee for the Greater Washington Initiative.

     Susan MacGregor Coughlin. Mrs. Coughlin has been a director since October 1997. In June of 2002, Mrs. Coughlin became President and Chief Executive Officer of the Aviation Safety Alliance. Prior to joining ASA, she served as President and Chief Operating Officer of the American Transportation Research Institute, a position she held since November 2000. The American Transportation Research Institute conducts and supports research in the transportation field with particular emphasis on the trucking industry. Previously she was the Director and Chief Operating Officer of the ATA Foundation, the research and education organization of the American Trucking Associations (the national trade association of the trucking industry), from April 1998 to November 2000. She also has been the President of Air Safety Management Associates, an aviation consulting firm, since October 1997. From August 1995 to October 1997 she was President and Chief Operating Officer of BDM Air Safety Management Corp., which designs and develops air traffic control systems, and from April 1994 to August 1995 was a Senior Vice President and General Manager of BDM Federal, Inc. She was confirmed by the United States Senate in 1990 as a member of the National Transportation Safety Board and served until mid-1994. She served as Board Vice Chairman for two consecutive terms in 1990 and 1992 and served as Acting Chairman in 1992. She held various positions with the U.S. Department of Transportation from 1987 to 1990 and from 1981 to 1983, and with the Export-Import Bank of the U.S. from 1983 to 1987. Mrs. Coughlin also serves on the board of Sensis Corporation, which specializes in the development of innovative surveillance technology applications for a growing international client base, including both commercial and civil markets.

     Caroline (Maury) Devine. Ms. Devine has been a director since June 2002. She has most recently been a Fellow at Harvard University’s Belfer Center for Science and International Affairs (2000-2003). Prior to this, Ms. Devine held various positions with Mobil Corporation. From 1996-2000, she was President of Mobil’s Norwegian affiliate engaged in the exploration and production of oil and gas in the North Sea and the Norwegian Sea. From 1994-1996, Ms. Devine served as Secretary of Mobil Corporation. Elected by Mobil’s Board of Directors, she was responsible for shareholder relations and governance issues affecting Mobil and its 750 affiliates and subsidiaries. From 1990 to 1994, Ms. Devine was responsible for Mobil’s international government relations with particular emphasis on Vietnam, Indonesia, Nigeria and Russia. Before joining Mobil in 1988, Ms. Devine served 15 years in the U.S. Government in positions at the White House and the U.S. Department of Justice. Ms. Devine is currently a member of the Council on Foreign Relations and serves on the Board of Directors of the Norwegian multinational corporation, DNV (Det Norske Veritas). She also serves on the Boards of the Friends of the Corcoran Museum of Art, the Washington Jesuit Academy and the National Foreign Language Center.

     Daniel L. McGinnis. Mr. McGinnis has been a director since March 2000. From June 1999 until his retirement in June 2002 he was President, CEO and Director of Sotas, Inc., a developer and manufacturer of telecommunications equipment with subsidiaries in India and the United Kingdom. From August 1998 until January 1999 he was Senior Vice President of Tellabs Inc., a provider of voice and data transport and access systems, and General Manager of the N.E.T.S. Group of Tellabs. Prior to Tellabs, he was President, Chief Executive Officer and a Director of Coherent Communications Systems Corporation from 1988 until Tellabs acquired it in 1998. Previously, he served as Division Controller for Bausch & Lomb, and held senior engineering and sales management positions at Air Products & Chemicals, Clark, Ltd. (U.K.) and Hercules, Inc. Other former positions held include Chairman of Coherent UK, Ltd., Director of Cohpac, Ltd. (Australia), President of Bausch & Lomb Insurance Co., and Director of Sotas (India) Ltd. Other current positions include Director of the George C. Marshall International Center, member of the Northern Virginia Roundtable, Managing Director of The Weatherly Company, LLC, member of the advisory board for George Washington University’s Virginia campus and the advisory board for an investment fund of the Robert W. Baird Company. Other former board positions include the Washington Airports Task Force, the Loudoun County Economic Development Commission, and Loudoun Healthcare, Inc.

     James C. Miller III. Dr. Miller has been a director since March 1995. Since April 2002, Mr. Miller has been chairman of The CapAnalysis Group, LLC, an affiliate of Howrey Simon Arnold & White, LLP. CapAnalysis provides assessments of complex financial, economic, and regulatory issues. From October 1998 until April 2002, he was Chairman and Distinguished Fellow of Citizens for a Sound Economy Foundation, a citizen’s group that advocates market-based solutions to public policy problems. Dr. Miller now serves as an Emeritus Member of that Foundation’s Board of Directors. Since September 2000, Dr. Miller has served as the Chief Economist and a director of Recipco Corporation, a private company that is developing a non-monetary exchange economy for corporate trade and asset management worldwide. He also has served as a consultant to Freddie Mac since December 2000. He has been a Distinguished Fellow at the Center for Study of Public Choice at George Mason University since October 1988. Dr. Miller recently was appointed by President George W. Bush to serve on the Board of Governors of the U.S. Postal Service. He also serves as an Emeritus Member of the Boards of Directors for the Tax Foundation and the Progress & Freedom Foundation. Dr. Miller is a Senior Fellow (by courtesy) of the Hoover Institution at Stanford University. He is a Director of the J.P. Morgan Value Opportunities Fund as well as three funds that are part of the American Funds, family of funds (Washington Mutual Investors Fund, the Tax Exempt Fund of Maryland and the Tax Exempt Fund of Virginia). From 1985 to 1988, he served as Director of the Office of Management and Budget and as a member of President Reagan’s cabinet. From 1981 to 1985, he was Chairman of the Federal Trade Commission. Dr. Miller wrote his Ph.D. dissertation on airline scheduling and co-authored a Brookings Institution volume on airline regulation.

     William Anthony (Tony) Rice. Mr. Rice has been a director since January 2003. He is currently the Chief Executive of Tunstall Holdings, Ltd., based in Great Britain, a manufacturer and provider of personal and home reassurance solutions, where he has been employed since March 2002. Previously, from March 1986 until March 2002, Mr. Rice had spent 16 years in various senior management positions with BAE Systems (formerly British Aerospace) including Group Managing Director of Business Development & Ventures. He is also credited as being the founding CEO of Airbus Finance Company, and was a director of SAAB Technologies from April 1998 until April 2002. Since January 2003, Mr. Rice has served as a director of Cable & Wireless, a global telecommunications company. Additionally, Mr. Rice has also been a director of Telewest plc since September 1998.

PROPOSAL TWO: APPROVAL OF AMENDMENTS TO THE COMPANY’S FOURTH AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously approved resolutions to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to (i) change the Company’s name to “FLYi, Inc.,” subject to stockholder approval (the “Name Amendment”), (ii) eliminate the Company’s Class A Common Stock (the “Capital Change”), (iii) declaring the Name Amendment and Capital Change to be advisable and in the best interests of the Company and its stockholders, and (iv) calling for submission of the Name Amendment and Capital Change for approval by the Company’s stockholders at the Meeting. If Proposal Two is approved, the Company’s corporate name will be “FLYi, Inc.” and the authorized capital stock of the Company shall consist of Common Stock and Preferred Stock. The text of the proposed amendments are set forth in Appendix B attached to this proxy statement.

Summary of Proposed Amendments

FLYi, Inc.

     This summer, the Company will be commencing service as Independence Air, a low-fare airline with its hub at Washington Dulles International Airport. Its strategy is to capitalize on and stimulate demand for air travel to, from and through its planned Washington Dulles hub, utilizing Airbus single aisle aircraft that the Company is in the process of acquiring to serve high-demand and short- and long-haul markets and the Company’s 50-seat regional jets to offer frequent service primarily to short haul markets from Washington Dulles. Independence Air will seek to offer faster and easier service while utilizing a low-fare business model to obtain high productivity and lower costs.

     The Board proposes to change the name of the Company from Atlantic Coast Airlines Holdings, Inc. to “FLYi, Inc.” Separately, the Company’s principal operating subsidiary will change its name from Atlantic Coast Airlines to “Independence Air, Inc.” These changes are in furtherance of the Company’s commencement of its low-fare airline business, which will be conducted and marketed under the brands “Independence Air” and “FLYi.” The Company has taken steps to protect these trademarks and service marks in the United States and in foreign countries by the filing of appropriate registrations. The Company will aggressively promote these marks as well as the web link “FLYi.com,” which will become the primary source of ticket distribution. The Board believes that the adoption and use of the names “FLYi, Inc.” by its parent company and “Independence Air, Inc.” by its subsidiary airline company will be integral to the development of the new low-fare airline brand. The Board also anticipates that the Company’s stock ticker symbol will be changed from “ACAI” to “FLYI.”

Elimination of Class A Non-Voting Common Stock

     Presently, the Company’s Certificate of Incorporation authorizes the issuance of 130,000,000 shares of Common Stock, par value $.02 per share; 6,000,000 shares of Class A Non-Voting Common Stock, par value $.02 per share; and 5,000,000 shares of Preferred Stock, par value $.02 per share. The Class A Common Stock does not have voting rights, but the Company’s Certificate of Incorporation provides that the Class A Common Stock is convertible on a one-for-one basis into shares of Common Stock.

     The Class A Common Stock was created for a specific purpose as part of the Company’s original capital structure. The Federal Aviation Act of 1958 requires a U.S. carrier to have at least 75% of its voting interest held by citizens of the United States. When the Company was formed in 1991 by acquiring the Atlantic Coast division of WestAir, the Company issued securities to several entities, including a United Kingdom investment trust. In order to comply with the ownership restrictions of The Federal Aviation Act of 1958, the Company issued warrants convertible into Class A Non-Voting Common Stock. The Class A Common Stock remained in place when the Company became a publicly traded company in 1993, and continues to remain in place today. There are currently no shares of Class A Common Stock outstanding nor are there any instruments outstanding that are convertible into Class A Common Stock.

Purpose and Effect of the Proposed Amendments to the Fourth Amended and Restated Certificate of Incorporation

     The Board of Directors believes that it is in the Company’s best interests to change the name of the Company to “FLYi, Inc.” to integrate the Company’s name with its new low-fare airline brand and its marks “Independence Air” and “FLYi.” The Board of Directors also believes that it is in the Company’s and the stockholders’ best interests to eliminate the Class A Common Stock because (i) the Class A Common Stock is no longer a necessary part of the Company’s capital structure; and (ii) institutional investors have expressed concern regarding the use of similar classes of securities to concentrate voting power in the hands of a corporation’s management or other insiders.

     If the proposed amendments to the Fourth Amended and Restated Certificate of Incorporation are approved, the Company’s corporate name will be “FLYi, Inc.” and the authorized capital stock of the Company shall consist of Common Stock and Preferred Stock.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date is necessary to approve these amendments to the Fourth Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO FLYi, INC. AND ELIMINATE THE CLASS A COMMON STOCK. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL THREE: APPROVAL OF AMENDED AND RESTATED BY-LAWS

     In connection with the Company’s recent corporate governance improvements, the Company determined to adopt a policy requiring that certain Board-adopted amendments to the Company’s By-laws be submitted for ratification by the Company’s stockholders at the next annual meeting of stockholders (other than any amendment that does not adversely affect the conduct of stockholder meetings or stockholder voting, any amendment to the responsibilities of the Board of Directors and any committee thereof, and any amendment required by applicable law or the Company’s Amended and Restated Certificate of Incorporation). The Board determined further to reflect this policy in the Company’s By-laws. Accordingly, consistent with this policy, the Board is submitting this and other By-law amendments to its stockholders for approval.

     The Board of Directors unanimously has approved the amendment and restatement of the Company’s Amended and Restated By-laws in the form attached as Appendix C, subject, as discussed below, to stockholder approval. If the stockholders do not approve Proposal Three, the By-laws shall not be amended and restated accordingly, and the Board will repeal these amendments.

Summary of Proposed Amendments

     Stockholders are being asked to approve the following corporate governance-related amendments to the Company’s Amended and Restated By-laws:

•	An amendment to Section 9.11 to provide that any amendment to the By-laws approved by the Board of Directors shall be presented to the stockholders and may be repealed by the vote of the holders of a majority of the outstanding shares of stock entitled to vote (except that the Board may adopt without presenting for a stockholder vote any amendment that does not adversely affect the conduct of stockholder meetings or stockholder voting, any amendment to the responsibilities of the Board of Directors and any committee thereof, and any amendment required by applicable law or the Company’s Amended and Restated Certificate of Incorporation); and

•	Amendment to Section 3.2 to set the size of the Board at between 7 and 10 directors, and the Company intends to seek stockholder approval before implementing any increase or decrease in the size range of the Board.

     Stockholders are also being asked to approve the following procedural amendments to the Company’s Amended and Restated By-laws. These amendments are not intended to prevent a change in control but do clarify the Company’s and Board’s rights and obligations with respect to procedural matters in interacting with stockholders, which would include in the context of an attempted change in control. These amendments include:

•	An amendment to Section 2.8 to clarify that the Board of Directors may set a record date for corporate action requested by a stockholder in advance of such request;

•	An amendment to Section 2.9 to provide that the Board may appoint one or more inspectors of elections and maintain a separate stock record in connection with a meeting of the stockholders;

•	An amendment to Section 2.12 to provide that a stockholder’s notice for nominations or other business to brought before an annual meeting must be delivered to the Secretary of the Company no less than 120 days but no more than 150 days prior to the first anniversary of the preceding year’s annual meeting, provided that if the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary date, the notice must be delivered not later than close of business on the 120th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly announced;

•	Amendments to Article V to more accurately describe the duties of the Company’s officers and to permit the Board to delegate the duties of any officer;

•	An amendment to Section 9.3 to provide that notice to stockholders is deemed given when deposited in the mail, if applicable, and that notice to the Company is deemed given when received by the Secretary of the Company;

•	Amendments to Section 9.9 (and related cross-references) to allow the Company to satisfy notice and other requirements through electronically transmission of certain documents as well as amendments to Section 9.10 to fully protect the Company’s officers and directors in relying on the books, reports and records of the Company in carrying out their duties; and

•	Amendments to certain other sections in the By-laws to eliminate ambiguities and to make certain clerical changes.

Purpose and Effect of the Proposed Amendments to the Company’s By-laws

     The Board of Directors believes that it is in the Company’s best interests to eliminate ambiguities in certain provisions of the By-laws, to make certain clerical changes, and to revise the By-laws in the other respects described above.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary to approve the amendment of the Company’s By-laws as set forth in the proposed Amended and Restated By-laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE COMPANY’S BY-LAWS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL FOUR: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has selected KPMG LLP, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2004 and as a matter of corporate governance, the Company is submitting their selection to a stockholder vote. In the event that the Audit Committee’s selection of auditors is not ratified by a majority of the shares of Common Stock voting thereon, the Audit Committee will review its future selection of auditors. Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s outside auditor and may determine to change the firm selected to be auditors at such time and based on such factors as it determines to be appropriate.

     A representative of KPMG LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Meeting.

Disclosure of Auditor Fees

     In 2003, the Audit Committee adopted a policy that, beginning in fiscal year 2004, the aggregate fees paid to the Company’s independent auditor for non-audit services shall not exceed the aggregate fees paid for audit and related services (including audit fees, audit-related fees and tax compliance and preparation fees) in any fiscal year. The following is a description of the audit, audit-related and non-audit fees billed to the Company by KPMG for the years ended December 31, 2002 and 2003:

     Audit Fees: Fees for audit services billed by KPMG to the Company in connection with KPMG’s audit of the Company’s annual financial statements for the year ended December 31, 2003 and KPMG’s review of the

Company’s interim financial statements included in its quarterly reports on Forms 10-Q during that year were approximately $213,200. For the year ended December 31, 2002, such fees were $214,250.

     Audit-related fees: Fees for audit-related services, as defined by the SEC, consisting mainly of an employee benefit plan audit and accounting consultation, were approximately $45,750 for the year ended December 31, 2003. Fees for audit-related services, consisting mainly of an employee benefit plan audit, audit procedures required by the Transportation Safety Administration security fee submission and accounting consultation, were approximately $51,275 for the year ended December 31, 2002.

     Tax fees: Tax services for 2003 consisted of tax compliance and return preparation services and tax consulting related primarily to the attempted hostile takeover of the Company and, to a lesser degree, other general consultation. Tax fees were approximately $291,250 for the year ended December 31, 2003, of which approximately $119,360 related to services on tax compliance matters and preparation of returns. For the year ended December 31, 2002, fees for tax services were approximately $262,675, of which approximately $102,635 related to services on tax compliance matters and preparation of returns.

     All Other Fees: No fees were billed to the Company by KPMG during the year ended December 31, 2003 for services other than those described above. Fees billed to the Company by KPMG during the year ended December 31, 2002 for services other than those described above totaled approximately $12,500. These other fees consisted primarily of agreed upon procedures related to the Company’s submissions for government compensation under the Transportation Safety and System Stabilization Act.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG LLP AS AUDITORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

EXECUTIVE OFFICERS

     The following table sets forth the name, age as of April 12, 2003 and position of each executive officer of the Company:

			Officer
Name	Age	Position	Since
Kerry B. Skeen	51	Chairman of the Board of Directors and Chief Executive Officer	1991

Thomas J. Moore	47	President, Chief Operating Officer and Director	1994

Richard J. Surratt	43	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	1999

William E. Brown	41	Senior Vice President — Operations	2003

Eric I. Nordling	39	Senior Vice President — Marketing Resources and Safety	2003

Richard J. Kennedy	49	Vice President, General Counsel and Secretary	1996

David W. Asai	48	Vice President — Financial Planning, Controller and Assistant Secretary	1998

Background of Executive Officers

     The following is a brief account of the business experience of each of the executive officers of the Company other than Messrs. Skeen and Moore, each of whose background is described above. There are no family relationships or special understandings pursuant to which such persons have been appointed as executive officers of the Company.

     Richard J. Surratt. Mr. Surratt has served as Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary since December 2001 and as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary since December 1999. From 1990 until joining the Company Mr. Surratt was with Mobil Corporation. During that time he held a number of executive management positions in corporate finance, accounting and new business development. From April 1998 to December 1999, he was Director in the Mergers and Acquisitions Group, functioning as the lead finance member for that team. Prior to that position he served as Treasurer of Latin America for the company. In addition to his experience at Mobil, he also spent six years in various management and engineering positions with Advanced Marine Enterprises. Mr. Surratt is a Certified Public Accountant.

     William E. Brown. As Senior Vice President of Maintenance and Operations, Mr. Brown is responsible for all elements of flight operations, maintenance, labor relations and purchasing. He joined the Company in July 2003. He has 19 years of experience in the airline industry, spending four years with Midwest Airlines as Vice President of Maintenance and Engineering from October 1999 to January 2003 and 13 years with American Airlines from September 1986 to September 1999 in various maintenance management positions, with his last position being Product Manager from February 1997 to September 1999. In addition to his management experience, he is also a multi-engine rated pilot and holds an airframe and power plant license.

     Eric I. Nordling. Mr. Nordling has served as Senior Vice President, Marketing since September 2003. Mr. Nordling has been with the Company since 1997 and previously held the positions of Vice President of Corporate Planning from December 2000 to August 2003 and Vice President of Market Planning from May 1997 to November

2000. Prior to 2001, during the period in which the Company was responsible for its own route selection, aircraft scheduling, pricing and revenue management, he was in charge of those functions for the Company as the Vice President of Market Planning. He has 18 years experience in the airline industry, holding a variety of positions in the areas of marketing, planning and maintenance. Before coming to the Company, he spent two years with Delta Air Lines, where he served as Manager of Pricing and Revenue Management for the company’s western U.S. operations. From 1994 to 1995, he was director of revenue management for MarkAir in Anchorage Alaska. From 1986 to 1992, Mr. Nordling held a variety of positions with United Airlines at their world headquarters outside Chicago and their maintenance operations base in San Francisco.

     Richard J. Kennedy. Mr. Kennedy has served as General Counsel and Secretary since May 1996 and was named Vice President in November 1997. From October 1991 until joining the Company in May 1996, he was with British Aerospace Holdings, Inc., where he served in various capacities with duties that included contract negotiation, aircraft finance, and financial restructuring. Previously he was a private attorney in Washington, D.C. for over ten years.

     David W. Asai. Mr. Asai has served as Vice President — Financial Planning, Controller and Assistant Secretary since January 1998. From December 1994 until that time, he served as Vice President, Controller and Chief Accounting Officer at Reno Air, Inc. From July 1992 to November 1994, Mr. Asai was Vice President — Finance and Chief Financial Officer of Spirit Airlines, Inc. From 1981 to June 1992, Mr. Asai was employed by Midway Airlines, Inc. in various capacities, including Director of Financial Planning and Analysis. Mr. Asai is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     Compensation for Messrs. Skeen, Moore, Surratt, Brown, and Nordling (the “Senior Executive Officers”) consists primarily of base salary, bonus, stock-based awards and participation in a deferred compensation program. The Compensation Committee historically has maintained a policy of using primarily operational and financial performance criteria, along with other discretionary factors, as a basis for setting the overall compensation of its executive officers. While the Compensation Committee continues to employ this policy, general industry conditions, the bankruptcy of the Company’s primary code-share partner and the Company’s pursuit of a new business model have been overriding factors in executive compensation decisions since the September 11, 2001 terrorist attacks. Moreover, in 2003, the Compensation Committee emphasized the need for the Company’s compensation packages to retain executives who can lead the Company during and after the transition from a fee-for-departure airline to a major low-cost air carrier. In 2003, the Compensation Committee utilized two outside consulting firms to review and advise the Committee as to the Company’s compensation practices and to provide a comparison of those practices to others in the industry.

     Base Pay. Within a week following the terrorist attacks, the Senior Executive Officers offered to accept a 10% reduction in base pay for an indefinite period beginning September 1, 2001, notwithstanding employment agreements that provided for higher salaries. The Compensation Committee determined to accept this proposal. As a result, except as a result of a promotion, the Senior Executive Officers’ base salaries were lower in 2002 than in 2001. The Committee determined to restore base pay to the pre-September 11 levels as of October 1, 2002. However, as part of the Company’s comprehensive cost reduction efforts, Senior Executive Officer base pay was reduced again by 10% on March 24, 2003 resulting in base salaries remaining relatively flat from 2001 through 2003.

     Annual Bonus. Senior Executive Officers participate with all other management employees in the Company’s Management Incentive Plan (“MIP”), which provides for bonus compensation based on the attainment of specified targets, and in the Senior Management Incentive Plan (“SMIP”), under which they may receive a percentage of their salary as bonus. In 2001 instead of paying cash bonuses under SMIP, the Compensation Committee paid bonuses in the form of restricted stock that would vest over a period of years, subject to acceleration based upon the achievement of certain additional performance goals. In 2002, after evaluating the effects of industry and market conditions on the Company’s common stock price, the Committee determined not to pay SMIP bonuses in the form of stock and reverted to its practice of paying them in cash. However, as shown in note 1 to the Summary Compensation Table following this Report, except as a result of promotions, total current compensation in the form of salary, bonus under MIP and SMIP and restricted stock grants has declined in each of the past two years.

     For 2002, maximum payouts under SMIP ranged from 115% of salary for the Chief Executive Officer to lesser percentages for other participants. In April 2003, in order to reduce costs, the Compensation Committee reduced the maximum payouts for executive bonuses under SMIP by 50% and determined to defer establishing performance criteria for the remaining 50%, due to the evolving nature of the Company’s business objectives. In December 2003, the Compensation Committee approved SMIP bonuses at the rate of 100% of the reduced maximum payout, based on the Compensation Committee’s evaluation of the Company’s financial performance for the year. Likewise, for 2003 the maximum MIP payout percentage was reduced by 50% to 8.75% of salary for director level positions and above and eliminated for all other positions. In December 2003, the Compensation Committee approved payment to eligible MIP participants at the rate of 8.75% of eligible base pay based on the Company’s earnings performance for the year.

     Long-Term Compensation. The Committee relies upon grants of stock options to align the interests of management with those of the Company’s stockholders. Stock options are granted with an exercise price equal to the market price of the Company’s common stock on the date the options are granted. Options generally vest in equal annual installments over four years, subject to acceleration upon certain events. The Committee determines the number of options to be granted based upon its subjective consideration of historical grant practices, relative exercise price of prior stock option grants, anticipated responsibilities and projects for the executives, the options’ role in the executives’ overall compensation package, and in certain cases minimum grant provisions specified in employment agreements. Based on the foregoing factors, in 2003 the Committee determined to grant options at levels that are higher relative to 2002 grants.

     Deferred Compensation and Other Benefits. Pursuant to their employment agreements, certain of the Senior Executive Officers participate in a deferred compensation program under which the Company annually accrues a percentage of the officer’s contractually established salary (without regard to the voluntary salary reductions), up to 100% in the case of the Chief Executive Officer. The value of these benefits has been based on the value of insurance contracts purchased on behalf of the executives. Senior Executive Officers also receive other benefits, including flight benefits for their families on the Company’s and its code-share partners’ flights and tax gross-up of certain benefits.

     CEO Compensation. Mr. Skeen’s compensation for 2003 consisted primarily of base salary, deferred compensation, bonuses under SMIP and MIP as described above, option grants totaling 270,000 shares, and accrual for retirement benefits. The Compensation Committee annually reviews Mr. Skeen’s salary and pursuant to his employment agreement may increase his salary. His base salary was last increased to $435,000 effective October 1, 2002, restoring it to the level approved effective October 1, 2000, but at Mr. Skeen’s suggestion was reduced again in 2003 as part of the Company’s cost-reduction initiative. The stock options granted to him included 200,000 options that were contractual options pursuant to his employment agreement, and additional options based on Mr. Skeen’s performance in guiding the Company as it developed and pursued its new business strategy.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code disallows corporate tax deductions for compensation in excess of $1 million paid to each of the five highest paid officers of the Company unless such compensation is deemed performance related within the meaning of Section 162(m). Stock options granted to Senior Executive Officers under the Company’s plans are designed so that compensation realized by the executives can qualify as “performance based compensation” which is not subject to Section 162(m). Likewise, the Compensation Committee has in the past designed the SMIP and MIP bonus programs so that they would qualify as “performance based compensation.” However, in order to maintain flexibility in motivating and compensating Company executives, the Compensation Committee has not adopted a policy that all compensation will qualify as

“performance based compensation.” Based upon the level and form of compensation paid the Senior Executive Officers in 2003, Section 162(m) is not expected to impact the deductibility of that compensation.

Compensation Committee
C. (Maury) Devine Chairperson
Robert E. Buchanan
Susan M. Coughlin

Summary Compensation Table

     The following table sets forth information regarding the compensation of the Company’s Chief Executive Officer, the Company’s four other most highly compensated executive officers serving as executive officers at December 31, 2003 and an officer whose compensation placed him among the five most highly compensated officers but who no longer served as an executive as of December 31, 2003. Bonus amounts reflect amounts earned for the specified year regardless of when paid. All share and share-related amounts have been adjusted to reflect the Company’s February 23, 2001 two-for-one stock split.

		Annual Compensation			Long Term Compensation Awards
Name and				Other Annual	Restricted Stock	Securities	All Other
Current Position	Year	Salary	Bonus(1)	Compensation (2)	Awards (3)	Under-lying Options	Compensation (4)
Kerry B. Skeen	2003	$403,212	$267,128	$34,872	$—	270,000	$435,000
Chairman of the Board	2002	400,535	434,408	34,638	—	200,000	456,700
and Chief Executive Officer	2001	425,798	46,811	44,048	437,580	329,866	435,000

Thomas J. Moore	2003	254,904	137,011	16,427	—	137,000	275,000
President and Chief	2002	253,312	219,315	19,294	—	100,000	247,500
Operating Officer	2001	269,183	29,593	20,395	208,260	171,837	206,250

Richard J. Surratt (5)	2003	199,289	107,118	9,934	—	129,000	161,250
Executive Vice President,	2002	197,758	171,306	8,751	—	75,000	146,250
Chief Financial Officer and Treasurer	2001	176,192	19,370	10,942	135,720	122,021	90,000

Eric I. Nordling (6)	2003	124,154	47,233	—	—	50,000	—
Senior Vice President Marketing

Richard J. Kennedy	2003	129,288	37,170	—	—	50,000	—
Vice President and	2002	135,000	57,591	—	—	—	—
General Counsel	2001	141,750	14,837	—	35,100	50,000	—

William B. Lange (7)	2003	158,504	85,196	10,408	—	50,000	85,500
Senior Vice President	2002	157,452	136,325	12,290	—	25,000	76,950
Operations Resources and Safety	2001	164,475	18,168	11,104	121,680	114,669	32,400

(1)	As explained in greater detail in note 3 below, a portion of bonuses in 2001 were paid in the form of restricted stock. The chart below summarizes and compares the total compensation in 2001, 2002 and 2003, based on the sum of each officer’s annual salary, bonus and restricted stock.

		Aggregate of Annual Salary, Cash Bonus and
Name	Year	Restricted Stock Awards
Kerry B. Skeen	2003	$670,340
	2002	$869,581
	2001	$954,237

Thomas J. Moore	2003	$391,915
	2002	$491,921
	2001	$527,431

Richard J. Surratt	2003	$306,407
	2002	$377,815
	2001	$342,224

Eric I. Nordling	2003	$171,387

Richard J. Kennedy	2003	$166,458
	2002	$192,591
	2001	$191,687

William B. Lange	2003	$243,700
	2002	$306,067
	2001	$315,427

(2)	Represents amounts reimbursed during each year for the payment of taxes in order to make the named executive officers whole for medical and life insurance, financial planning assistance, long-term disability coverage and, for Mr. Skeen only, costs associated with an automobile. Does not reflect perquisites since the dollar value of these personal benefits in each reported year did not exceed the lesser of $50,000 or ten percent of each executive officer’s salary and bonus amounts.

(3)	In April 2001, the Compensation Committee replaced SMIP bonus targets and cash payout arrangements with grants of restricted stock. The restricted stock vested ratably over four years, subject to accelerated vesting in 2002 if the Company achieved a 25% growth in quarterly operating earnings on a year over year basis. These targets were met in 2002, and all of this restricted stock vested on April 30, 2002. As of December 31, 2003, all shares of restricted stock had fully vested to the respective executive officer.

(4)	The amounts reported for 2003 represent accruals by the Company to deferred compensation accounts for each of the named executive officers pursuant to employment agreements with each covered executive. Deferred compensation benefits are applied to indirectly finance an insurance policy for each executive’s benefit.

(5)	Mr. Surratt was promoted to Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary in December 2001.

(6)	Mr. Nordling was promoted to Senior Vice President, Marketing and became an executive officer in September 2003.

(7)	Mr. Lange remains an officer of the Company but ceased being an executive officer in July 2003.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding grants of stock options by the Company to the individuals named in the Summary Compensation Table above during the fiscal year ended December 31, 2003.

	Number of
	Securities	% of Total Options			Potential Realizable Value at
	Underlying Options	Granted to Employee			Assumed Annual Rates of
Name	Granted (1)	in Fiscal Year	Exercise Price (2)	Expiration Date	Stock Price Appreciation (3)
					5%	10%
Kerry B. Skeen	270,000	13.48%	$9.47	June 02, 2013	$1,608,021	$4,075,040
Thomas J. Moore	137,000	6.84%	9.47	June 02, 2013	815,922	2,067,706
Richard J. Surratt	129,000	6.44%	9.47	June 02, 2013	768,277	1,946,963
Eric I. Nordling	50,000	2.49%	9.47	June 02, 2013	297,782	754,638
Richard J. Kennedy	50,000	2.49%	9.47	June 02, 2013	297,782	754,638
William B. Lange	50,000	2.49%	9.47	June 02, 2013	297,782	754,638

(1)	Options vest in equal portions over a four-year period and become fully exercisable upon a change in control.

(2)	Exercise Price equals the closing market price per share of the Company’s Common Stock on the date of grant.

(3)	Assumed value at the end of ten-year period pursuant to SEC-prescribed calculations. These amounts do not reflect Company predictions of future stock price appreciation, option holding periods or amounts that may actually be realized by the named executives, which may in each case be higher or lower than presented.

Aggregate Option Exercises in 2003 and Option Values at December 31, 2003

     The following table provides information regarding the exercise of options during the year ended December 31, 2003 and the number and value of unexercised options held at December 31, 2003 by the individuals named in the Summary Compensation Table above.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired on	Value	Options at FY-End		at FY-End (2)
Name	Exercise (1)	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Kerry B. Skeen	—	$—	588,253	674,933	$30,000	$192,600
Thomas J. Moore (3)	—	—	514,473	212,000	306,609	97,060
Richard J. Surratt	—	—	184,760	266,261	22,312	115,957
Eric I. Nordling	—	—	77,820	82,500	—	19,000
Richard J. Kennedy	—	—	70,000	82,500	—	19,000
William B. Lange	—	—	83,584	136,085	7,437	41,312

(1)	None of the individuals named in the table exercised any options during 2003.

(2)	Based upon a market value of the Common Stock of $9.85 per share as of December 31, 2003.

(3)	In January 2003, the Compensation Committee accelerated the exercisability of all options then held by Mr. Moore to minimize potential accounting implications if the Company operated a low-fare airline through a joint venture.

Employment Agreements

     Agreements between the Company and each of its senior executive officers establish minimum base salaries and other compensation and benefits, including benefits in the event of a change in control. Following the September 11 terrorist attacks, these senior executive officers agreed to a 10% cut in base pay, which was in effect from October 1, 2001 until October 1, 2002. The employment agreements described below reflect salary at the contractually agreed rates, prior to the effect of the foregoing 10% reduction. Executive officer’s base pay was reduced by 10% again on March 24, 2003 under a company-wide salary reduction plan for all salaried employees.

     Under an agreement between the Company and Kerry B. Skeen (the “Skeen Agreement”), the Company has agreed to employ Mr. Skeen as Chief Executive Officer through May 31, 2005, subject to automatic extensions unless terminated. The Skeen Agreement provides for a minimum annual base salary of $435,000, which amount may be increased from time to time by the Board’s Compensation Committee. The Skeen Agreement further provides for a deferred compensation accrual at a rate of 100% of the annual base salary subject to ten year graduated vesting, with benefits under the deferred compensation arrangement being applied to indirectly finance an insurance policy for Mr. Skeen’s benefit, and provides that Mr. Skeen shall participate in any bonus plan provided to executive officers generally and in employee benefit and medical plans and other arrangements as the Compensation Committee shall determine. In addition, the Skeen Agreement provides that Mr. Skeen shall be granted options covering a minimum of 200,000 shares per year.

     Under the Skeen Agreement, if Mr. Skeen’s employment is terminated by the Company without cause, or if he terminates his own employment with good reason (including any termination by the Company or by Mr. Skeen within twenty-four months after a change in control), or upon Mr. Skeen’s death or disability, then: (1) all of Mr. Skeen’s options become immediately exercisable; (2) he is paid his year-to-date bonus plus three times his annual bonus; (3) he is paid his full base salary, deferred compensation, and insurance benefits for 36 months; and (4) he will become fully vested in any deferred compensation. Upon a change in control of the Company, as defined in the Skeen Agreement, Mr. Skeen would receive the amounts and benefits of his severance compensation whether or not his employment is terminated, and certain insurance and other benefits would be extended. The Skeen Agreement also provides for additional benefits during the term of the Skeen Agreement and following any change in control. The Skeen Agreement provides that Mr. Skeen will be eligible to retire at any time after the annual stockholders meeting to be held in 2005 and to receive benefits through age 75 or for 15 years, whichever is greater. Benefits will include retirement payments at 75% of Mr. Skeen’s last base salary for 10 years, and at 50% thereafter, as well as continuation of certain other benefits provided in the Skeen Agreement. In addition, Mr. Skeen will be paid an annual consulting fee of 15% of his last base salary for up to five years following his retirement to the extent he provides consulting services during that period, and his previously granted options will continue to vest and remain exercisable.

     The Company has an agreement with Thomas J. Moore (the “Moore Agreement”), under which he serves as President and Chief Operating Officer, and with Richard J. Surratt (the “Surratt Agreement”), under which he serves as Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. The Moore Agreement and the Surratt Agreement each provide for a one-year term that is continuously extended unless terminated. The Moore Agreement and the Surratt Agreement are substantially similar to the Skeen Agreement except that: the minimum annual base salary is $275,000 and $215,000, respectively; the deferred compensation rate is a lesser percentage of base salary; the minimum annual stock option grant under the Moore Agreement is 100,000 shares and the Surratt Agreement does not contain a minimum annual stock option grant; the severance compensation is two years of base pay and bonus (or three years upon a change in control); there is no retirement or post-employment consulting provision; and the disability period prior to termination is six months.

     Under separate agreements between the Company and Mr. Brown, Mr. Nordling and Mr. Lange (collectively, the “Officer Agreements”), the Company agreed to employ Mr. Brown as Senior Vice President — Operations, Mr. Nordling as Senior Vice President – Marketing and Mr. Lange as Vice President – Operations Resources and Safety, each for a one year term. Mr. Lange remains an officer of the Company pursuant to this employment agreement but ceased being an executive officer in July 2003. The Officer Agreements provide for automatic twelve-month extensions unless earlier terminated, and for annual base salaries, which may be and, for officers subject to Officer Agreements in the past, have been increased from time to time by the Compensation

Committee to amounts above that specified in the original agreements. The Officer Agreements provide that Messrs. Brown, Nordling and Lange shall participate in any bonus plan provided to executive officers generally, and in employee benefit and medical plans and other arrangements as the Compensation Committee shall determine. In the event of termination by the Company “without cause,” the terminated officer shall receive his full base salary and medical insurance coverage for a period of twelve months, and a portion of any annual bonus shall be prorated to the date of termination. Change in control provisions are similar to the Moore Agreement except that compensation would be at a rate of two years of base pay and bonus.

     Under the deferred compensation program, participating executive officers will receive upon termination of employment an amount equal to the specified vested percentage (which shall be 100% upon a change in control) of the executive officer’s annual accruals as provided under his employment agreement. These amounts are applied to against amounts payable under Company-paid life insurance policies obtained prior to July 2002 for the executive officer.

     The Company provides certain benefits for each of its executive officers and other vice presidents in the event of a change in control, including one-time compensation based on a sliding scale proportionate to rank, the continuation of certain benefits for a specified period, acceleration of option grants and protection against potential excise taxes. In addition, if an optionee’s employment is terminated following a change in control, options remain exercisable for the longer of three months or the period equivalent to the number of years of severance payments provided for the optionee under the optionee’s employment agreement or change in control benefits agreement, as applicable. For all executive officers and other vice presidents, in the event that any payments made in connection with a change in control would be subjected to the excise tax imposed on excess parachute payments by the Internal Revenue Code, the Company will “gross-up” the employee’s compensation for all such excise taxes and any federal, state and local income tax applicable to such excise tax, penalties and interest thereon. In the event of a change in control, all vice presidents would receive compensation in the form of one years’ salary, bonus, and insurance, and all options held by them would become fully exercisable.

COMPANY STOCK PERFORMANCE GRAPH

     The table and graph below compare the cumulative total return on Atlantic Coast Airlines Holdings, Inc. (“ACAI”) Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Market Index and the peer group index selected by the Company. The comparison assumes an investment of $100 each in the Company’s Common Stock, the Nasdaq Market Index and the peer group on December 31, 1998, with dividends reinvested when they are paid. The companies included in the peer group are Mesa Air Group, Inc., Mesaba Holdings, Inc., SkyWest Airlines, Inc and since 2002, ExpressJet Holdings, Inc. In the calculation of the annual cumulative stockholder return of the peer group index, the stockholder returns of the companies included in the peer group are weighted according to their stock market capitalization.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ATLANTIC COAST AIRLINES HOLDINGS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND A PEER GROUP

*	$100 INVESTED ON 12/31/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEARS ENDING DECEMBER 31.

	Cumulative Total Return
	1998	1999	2000	2001	2002	2003
ATLANTIC COAST AIRLINES HOLDINGS, INC.	100.00	95.00	163.50	186.32	96.24	78.80
NASDAQ STOCK MARKET (U.S.)	100.00	186.20	126.78	96.96	68.65	108.18
PEER GROUP	100.00	73.38	129.70	112.74	61.60	97.51

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of December 31, 2003 (except as noted otherwise), concerning beneficial ownership of the Common Stock by each person known by the Company, based upon Schedule 13D/G filings with the SEC, to own beneficially more than five percent of the outstanding shares of the Common Stock. Except as noted otherwise, all amounts reflected in the table represent shares in which the beneficial owners have sole voting and investment power.

	Amount and Nature of
Name and Address	Beneficial Ownership		Percent of Class
FMR Corp.
82 Devonshire Street
Boston, MA 02109	5,879,822	(1)	12.97%

Paulson & Co. Inc.
650 Fifth Avenue
New York, NY 10019	4,100,000	(2)	9.04%

Barclays Private Bank Limited
59 / 60 Grosvenor Street
London, WIX 9DA England	3,358,068	(3)	7.41%

(1)	Based solely upon Amendment No. 1 to FMR Corp.’s Schedule 13G, which they filed on February 16, 2004.

(2)	Based solely upon a Schedule 13G filed by Paulson & Co. Inc. on December 31, 2003.

(3)	Based solely upon a Schedule 13G filed by Barclays Private Bank Limited on February 13, 2004.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of April 12, 2004, concerning beneficial ownership of the Company’s Common Stock by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all directors and executive officers of the Company as a group. Except for the effect of community property laws and as noted otherwise all amounts reflected in the table represent shares in which the beneficial owners have sole voting and investment power.

	Amount and Nature of
	Beneficial Ownership (1)	Percent of Class
Name	Shares	Percent
Kerry B. Skeen	789,846	1.7%
Thomas J. Moore	646,964	1.4%
C. Edward Acker	576,400	1.3%
Robert E. Buchanan	97,200	*
Susan MacGregor Coughlin	65,660	*
Caroline (Maury) Devine	27,000	*
Daniel L. McGinnis	39,500	*
James C. Miller III	92,000	*
William Anthony (Tony) Rice	12,000	*
Richard J. Surratt	225,703	*
Eric I. Nordling	91,044	*
Richard J. Kennedy	105,297	*
William B. Lange	108,584	*
All directors and executive officers as a group (15 persons)	2,976,562	6.3%

* Less than one percent.

(1) Includes options that are exercisable on or within 60 days after April 12, 2004, as follows: Mr. Skeen, 695,753 shares; Mr. Moore, 548,723 shares; Mr. Acker, 36,000 shares; Mr. Buchanan, 64,000 shares; Ms. Coughlin, 64,000 shares; Ms. Devine, 24,000 shares; Mr. McGinnis, 36,000 shares; Mr. Miller, 64,000 shares; Mr. Rice, 12,000 shares; Mr. Surratt, 217,010 shares; Mr. Nordling, 90,320 shares; Mr. Kennedy, 82,500 shares; Mr. Lange, 108,584 shares; and All directors and executive officers as a group, 2,133,550 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than ten percent of the Common Stock to file with the Securities Exchange Commission, the Nasdaq Stock Market and the Company, reports on Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon its review of the copies of such forms, the Company believes that, during fiscal year 2003, all persons complied with such filing requirements except that Messrs. Acker, Buchanan, Miller, Sullivan, Skeen, Moore, Kennedy, and Asai as well as Ms. Coughlin and Ms. Devine failed to timely file one report regarding one option grant, Messrs. Lange and Surratt failed to timely file two reports regarding two option grants and Mr. McGinnis failed to timely file two reports two purchases and one option grant.

EXPENSES OF SOLICITATION

     The costs of the solicitation of proxies will be borne by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed Proxy Card and the Company’s 2003 Annual Report, and the reimbursement of brokerage firms and others for reasonable expenses incurred by them in connection with the forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by directors, officers or regular employees of the Company acting without special compensation.

STOCKHOLDER PROPOSALS

     SEC regulations permit stockholders to submit certain types of proposals for inclusion in the Company’s proxy statement. Any such proposals for the Company’s Annual Meeting of Stockholders to be held in 2005 must be submitted to the Company on or before      , 2004, and must comply with the requirements of SEC Rule 14a-8 in order to be eligible for inclusion in proxy materials relating to that meeting. Any such proposals must be sent to: Atlantic Coast Airlines Holdings, Inc., Attn: Corporate Secretary, 45200 Business Court, Dulles, Virginia 20166. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

     Alternatively, stockholders of record may introduce certain types of proposals that they believe should be voted upon at the 2005 Annual Meeting of Stockholders or nominate persons for election to the Board of Directors. Under the Company’s By-laws, notice of any such proposal or nomination must be provided in writing to the corporate secretary of the Company no later than February  , 2005 and not before January  , 2005. However, if the date of the 2005 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2004 Annual Meeting, then such notice must be delivered not later than the close of business on the later of the 90th day prior to the 2005 Annual Meeting or the 10th day after the date of the 2005 Annual Meeting is publicly announced. Please note, however, that if Proposal Three, the amendment to the Company’s By-laws, is adopted, notice of any such proposal or nomination must be provided in writing to the corporate secretary of the Company no later than January  , 2005 and not before December  , 2004. Moreover, if Proposal Three is adopted and the date of the 2005 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2004 Annual Meeting, then such notice must be delivered not later than the close of business on the later of the 120th day prior to the 2005 Annual Meeting or the 10th day after the date of the 2005 Annual Meeting is publicly announced. We will notify stockholders of the applicable dates in the Company’s Form 10-Q for the quarterly period ended June 30, 2004. Stockholders wishing to make such proposals or nominations in addition must satisfy other requirements under the Company’s By-laws. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal submitted by a stockholder.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     The broker, bank or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Company’s proxy statement and annual report to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit their request to the Company by telephone at (703) 650-6000 or by submitting a written request to Corporate Secretary, 45200 Business Court, Dulles, Virginia 20166. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Please complete, date, sign and return promptly the accompanying Proxy Card in the postage-paid envelope enclosed for your convenience or vote by telephone or Internet. Signing and returning the Proxy Card or voting telephonically or by Internet will not prevent record holders or beneficial holders who obtain a valid proxy from voting in person at the Meeting.

April  , 2004
Dulles, Virginia

Appendix A

ATLANTIC COAST AIRLINES HOLDINGS, INC.
AUDIT COMMITTEE CHARTER

1.	Members. The Board of Directors appoints an Audit Committee of at least three members, consisting entirely of “independent” directors of the Board, and designates one member as chairperson. For purposes hereof, “independent” shall mean a director who meets The Nasdaq Stock Market, Inc. (“NASDAQ”) standards of “independence” for directors and audit committee members, as determined by the Board.

Each member of the Audit Committee must be financially literate at the time of appointment, and at least one member of the Audit Committee shall be an “audit committee expert,” as determined by the Board in accordance with Securities and Exchange Commission rules. In addition, no Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years.

2.	Purposes, Duties, and Responsibilities. The purpose of the Audit Committee, at a minimum, must be to:

•	Represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the audits of the Company’s financial statements; (ii) the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements; (iii) the outside auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and the Company’s outside auditor; and

•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Among its specific duties and responsibilities, the Audit Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASD or other regulatory authority:

(i)	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditor. In this regard, the Audit Committee shall have the sole authority to appoint and retain, compensate, evaluate, and terminate when appropriate, the outside auditor, which shall report directly to the Audit Committee.

(ii)	Obtain and review, at least annually, a report by the outside auditor describing: (A) the outside auditor’s internal quality-control procedures; and (B) any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor, and any steps taken to deal with any such issues.

(iii)	Approve in advance all audit and permissible non-audit services to be provided by the outside auditor, and establish policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the outside auditor.

(iv)	Consider, at least annually, the independence of the outside auditor, including whether the outside auditor’s performance of permissible non-audit services is compatible with the auditor’s independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company, consistent with the Independence Standards Board Standard 1, and any other relationships that may adversely affect the independence of the auditor.

(v)	Review and discuss with the outside auditor: (A) the scope of the audit, the results of the annual audit examination by the auditor, and any problems or difficulties the auditor encountered in the course of its audit work and management’s response; and (B) any reports of the outside auditor with respect to interim periods.

(vi)	Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including: (A) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues

A-1

and judgments made in connection with the preparation of the financial statements; (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations. In addition, the Committee shall receive reports from the outside auditor as required by the rules of the Securities and Exchange Commission.

(vii)	Recommend to the Board based on the review and discussion described in paragraphs (iv) — (vi) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(viii)	Receive reports from the outside auditor and management regarding, and review and discuss the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in internal controls reported to the Audit Committee by the outside auditor or management.

(ix)	Receive reports from management regarding, and review and discuss the adequacy and effectiveness of, the Company’s disclosure controls and procedures.

(x)	Review and discuss earnings press releases, and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies. The chair of the Committee may represent the entire Committee for purposes of this review.

(xi)	Review and discuss the Company’s practices with respect to risk assessment and risk management.

(xii)	Review and approval all “related party transactions,” as defined in applicable Securities and Exchange Commission rules.

(xiii)	Oversee the Company’s compliance systems with respect to legal and regulatory requirements.

(xiv)	Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(xv)	Establish policies for the hiring of employees and former employees of the outside auditor.

(xvi)	Evaluate annually the performance of the Committee and the adequacy of the Audit Committee Charter.

3.	Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee shall meet separately, in executive session, periodically, with each of the management and the independent auditors. The Audit Committee may create subcommittees, which shall report to the Audit Committee. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities. The majority of the members of the Audit Committee shall constitute a quorum.

4.	Outside Advisors. The Audit Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the full performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive appropriate funding from the Company, as determined by the Committee, for the payment of fees to any such advisors.

5.	Limit on Non-Audit Services. Beginning in fiscal year 2004, the aggregate fees paid to the Company’s outside auditor for permissible non-audit services shall not exceed the aggregate fees paid for audit and related services (including audit fees, audit-related fees and tax compliance and preparation fees) in any fiscal year.

Adopted January 27, 2004

A-2

Appendix B

PROPOSED AMENDED ARTICLES IN
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

“ARTICLE I

     The name of the Corporation (the “Corporation”) is FLYi, Inc.”

“ARTICLE IV

     1. The total number of shares which the Corporation shall have the authority to issue is 135,000,000 shares, which shall consist of (i) 130,000,000 shares of Common Stock (“Common Stock”), par value $.02 per share, and (ii) 5,000,000 shares of preferred stock, par value $.02 per share (“Preferred Stock”).

     2. Except as otherwise provided in this Article IV or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

     A. Voting Rights. Except as otherwise provided in this Article IV or as otherwise required by applicable law, holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

     B. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis.

     C. Liquidation. The holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

     D. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof, or other cost incurred by the Corporation in connection with such issuance.

     E. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that, if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     F. Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

     3. The Preferred Stock may be issued from time to time as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or differ from those of any other series. The Board of Directors of the Corporation is hereby expressly granted authority, subject to the provisions of this Article IV, to fix, from time to time before issuance thereof, the number of shares in each series and all designations, relative rights, preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following: (i) the designation of the series and the number of shares to constitute each series; (ii) the dividend rate on the shares of each series, any conditions on which and times at which dividends are payable, whether dividends shall be cumulative, and the preference or relation (if any) with respect to such dividends (including possible preferences over dividends on the Common Stock or any other class or classes); (iii) whether the series will be redeemable (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property or rights, including securities of the Corporation or another Corporation; (iv) the terms and amount of any sinking, retirement or purchase fund; (v) the conversion or exchange rights (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange price and other terms of conversion or exchange; (vi) the voting rights, if any (other than any voting rights that the Preferred Stock may have as a matter of law); (vii) any restrictions on the issue or reissue or sale of additional Preferred Stock; (viii) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (including preferences over the Common Stock or other class or classes or series of stock); (ix) the preemptive rights, if any, to subscribe to additional issues of stock or securities of the Corporation; and (x) such other special rights and privileges, if any, for the benefit of the holders of the Preferred Stock, as shall not be inconsistent with provisions of this Restated Certificate of Incorporation.

     All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of all series shall be of equal rank and shall be identical in all respects except that any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs 2(a) to 2(j) inclusive above.

     A. Series B Junior Participating Preferred Stock

     Pursuant to the foregoing authority, this Board has established a series of Preferred Stock of the Corporation from the Corporation’s class of 5,000,000 shares of Preferred Stock, such series to consist of 50,000 shares, and has fixed and stated the voting rights, designation, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as follows:

1. Designation and Amount. The shares of such series will be designated as “Series B Junior Participating Preferred Stock” and the number of shares constituting such series will be 50,000. Such number of shares may be increased or decreased by resolution of this Board; provided, that no decrease will reduce the number of shares of Series B Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Junior Participating Preferred Stock.

2. Dividends and Distributions.

(i) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred

Stock will be entitled to receive, when, as and if declared by this Board out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of January, April, July and October of each year (each, a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.25 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the common stock, par value $0.02 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Participating Preferred Stock. In the event the Corporation at any time after January 29, 1999 (the “Rights Declaration Date”) (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (ii) The Corporation will declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in paragraph (i) above as a condition to declaration of a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event that no dividend or distribution has been declared on the Common Stock during the period between any Quarterly Dividend Payment Date, a dividend of $0.25 per share on the Series B Junior Participating Preferred Stock will nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (iii) Dividends will begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. This Board may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be no more than 30 days prior to the date fixed for the payment thereof.

     3. Voting Rights. The holders of shares of Series B Junior Participating Preferred Stock will have the following voting rights:

     (i) Subject to the provision for adjustment hereinafter set forth, each share of Series B Junior Participating Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each case the number of votes per share to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (ii) Except as otherwise provided herein or by law, holders of Series B Junior Participating Preferred Stock will have no special voting rights and the holders of shares of Series B Junior Participating Preferred Stock and the holders of shares of Common Stock will vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     4. Certain Restrictions.

     (i) Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding have been paid in full, the Corporation will not:

               (a) declare or pay dividends on, make any other distribution on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock;

               (b) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (c) redeem or purchase or otherwise acquire for consideration any shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Junior Participating Preferred Stock; or

               (d) redeem or purchase or otherwise acquire for consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Junior Participating Preferred Stock, except (i) in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Junior Participating Preferred Stock, or (ii) in accordance with a purchase offer made in writing or by publication (as determined by this Board) to all holders of such shares upon such terms as this Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, determines in good faith will result in fair and equitable treatment among the respective series or classes.

     (ii) The Corporation will not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (i) of this section, purchase or otherwise acquire such shares at such time and in such manner.

     5. Reacquired Shares. Any shares of Series B Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as Series B Junior Participating Preferred Stock or as part of a new series of Preferred Stock to be created by resolution or resolutions of this Board, subject to the conditions and restrictions on issuance set forth herein.

     6. Liquidation, Dissolution or Winding Up.

          (i) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution will be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock will have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series B Liquidation Preference”). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions will be made to the holders of shares of Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock will have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (a) the Series B Liquidation Preference by (b) 1,000 (as appropriately adjusted as set forth in subparagraph (ii) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (b), the “Adjustment Number”). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Junior Participating Preferred Stock and Common Stock, respectively, holders of Series B Junior Participating Preferred Stock and holders of shares of Common Stock will receive their ratable and proportionate share of remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

          (ii) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series B Junior Participating Preferred Stock, then such remaining assets will be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets will be distributed ratably to the holders of Common Stock.

          (iii) In the event the Corporation at any time after the Rights Declaration Date (a) declares any dividend on Common Stock payable in shares of Common Stock, (b) subdivides the outstanding Common Stock or (c) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event will be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     7. Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Junior Participating Preferred Stock will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation at any time after the Rights

Declaration Date (a) declares any dividend on Common Stock payable in shares of Common Stock, (b) subdivides the outstanding Common Stock or (c) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Junior Participating Preferred Stock will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series B Junior Participating Preferred Stock will not be redeemable.

9. Ranking. The Series B Junior Participating Preferred Stock will rank junior to all other series of the Corporation’s preferred stock, if any, as to the payment of dividends and the distribution of assets, unless the terms of any such series provide otherwise.

10. Amendment. If there is any Series B Junior Participating Preferred Stock outstanding, the Amended and Restated Certificate of Incorporation of the Corporation will not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.

11. Fractional Shares. Series B Junior Participating Preferred Stock may be issued in fractions of a share, which will entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.”

Appendix C

COMPARISON SHOWING PROPOSED AMENDMENTS TO THE COMPANY’S
AMENDED AND RESTATED BY-LAWS

ARTICLE I
OFFICES

     The registered office of Atlantic Coast Airlines Holdings, Inc. (the “Corporation”) in Delaware shall be at ~~1209 Orange Street~~ 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle, in the State of Delaware, and The Corporation ~~Trust~~ Service Company shall be the resident agent of this Corporation ~~in charge thereof~~ thereat. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

     Section 2.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

     Section 2.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, by a majority of the full Board of Directors, or by a committee of the Board of Directors which has been duly designated by a majority of the full Board of Directors and whose powers and authority, as expressly provided in a resolution by a majority of the full Board of Directors, include the power to call such meetings~~, but such special meetings may not be called by any other person or persons~~. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors and stated in the notice of such meeting. At a special meeting, ~~no~~ only such business shall be ~~transacted~~ conducted and ~~no~~ only such corporate action shall be taken ~~other than that~~ as is stated in the notice of the meeting.

     Section 2.3. Notice of Meetings. ~~Whenever stockholders are required or permitted to take any action at a meeting, a~~ A written notice of ~~the~~ any annual or special meeting of the stockholders shall be given which shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Amended and Restated Certificate of Incorporation of the Corporation or these by-laws, the written notice of any meeting shall be given not less than ten nor more than ~~60~~ sixty days before the date of the meeting, either personally, or by mail, or to the extent and in the manner permitted by applicable law, electronically, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     Section 2.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.5. Quorum. Except as otherwise provided by law, the Amended and Restated Certificate of Incorporation or these by-laws, at each meeting of stockholders, the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock ~~entitled to vote at the meeting~~ shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present and eligible to vote, may, by majority vote of the shares present, adjourn the meeting from time to time in the manner provided in Section 2.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     Section 2.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence, by the Vice Chairman of the Board, if any, or in his absence, by the President, or in his absence, by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen ~~at the meeting~~ by the vote of the holders having a majority of the votes that are present, in person or by proxy and entitled to the vote thereon. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules governing all aspects of the conduct of such meetings, including but not limited to, rules respecting the time allotted to stockholders to speak, determinations of whether business has been properly brought before the meeting and the power to adjourn the meeting.

     Section 2.7. Voting; Proxies. Except as otherwise provided by the Amended and Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be limited to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the Chairman of the meeting or required by law. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the Amended and Restated Certificate of Incorporation or these by-laws, be decided by the vote of the holders of shares of stock having a majority of the ~~vote~~ votes ~~which could be cast by the holders of all shares of stock entitled to vote thereon which~~ that are present in person or represented by proxy at the meeting and entitled to vote thereon.

     Section 2.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of~~,~~ or to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than 60 nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) subject to the following sentence in this Section 2.8, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall deliver to the Secretary of the Corporation a notice setting forth the information required under Section ~~2.11(b)~~ 2.12(b) of these ~~By-laws~~ by-laws respecting such proposed corporate action and requesting the Board of Directors to fix a record date for purposes of determining stockholders entitled to express consent to corporate action in writing, and the Board of Directors, in the event that they have not previously set a record date for the corporate action sought to be taken by such stockholder pursuant to clause (2) of the first sentence of this Section 2.8, shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date; provided that if no record date is set by the Board within 10 days of the date on which a notice and request meeting the requirements of this Section 2.8 is received, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. The Board of Directors may set a record date for corporate action sought to be taken by a stockholder prior to the time that the stockholder requests that the Board of Directors set a record date for such action. In the event the Board of Directors has set such a record date, the stockholder need not request that the Board of Directors set a record date for such action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Chairman of the meeting or the majority of the full Board of Directors may fix a new record date for the adjourned meeting.

     Section 2.9. Inspectors of Elections, Opening and Closing the Polls.

     (a) The Board of Directors by resolution may, and shall, if required by law, appoint one or more inspectors, which inspector or inspectors may not be directors, officers or employees of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the Chairman or the presiding officer of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law, as the same may be amended from time to time (the “DGCL”).

     (b) The Chairman or the presiding officer of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting.

     Section 2.10. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, ~~either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held~~ in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders. The Board of Directors may maintain a separate stock record for the registration of ownership of any securities of the Corporation entitling the owner thereof to vote on any matter presented at any meeting of stockholders (“Voting Stock”) by persons who are not “Citizens of the United States” as defined in 49 U.S.C. 40102(a)(15), as now in effect or as it may hereafter from time to time be amended and may take any other action contemplated by Article V of the Amended and Restated Certificate of Incorporation.

     Section ~~2.10~~ 2.11. Action By Consent of Stockholders. Unless otherwise restricted by the Restated Certificate of Incorporation and subject to Section 2.8 herein, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section ~~2.11~~ 2.12. Nominations and Stockholder Business.

     (a) To be properly brought before an annual meeting of stockholders, nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders at an annual meeting of stockholders must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the President, the Chairman of the Board of Directors or by vote of a majority of the full Board of Directors, or (iii) otherwise brought before the annual meeting by any stockholder of the Corporation who is a stockholder of record on the date of the giving of the notice provided for in Section 2.3, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section ~~2.11~~ 2.12.

     (b) For nominations or other business to be properly brought before an annual meeting by a stockholder under ~~this~~ Section ~~2.11~~ 2.12(a), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the ~~Delaware General Corporation Law (“DGCL”)~~ DGCL. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than ~~90~~ 120 days nor more than ~~120~~ 150 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, then notice by the stockholder to be timely must be delivered not later than the close of business on the later of the ~~90th~~ 120th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly announced. Such stockholder’s notice must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the number of shares of the Corporation which are owned (beneficially or of record) by such stockholder and such beneficial owner, (C) a description of all arrangements or understandings between such stockholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder and of such beneficial owner in such business, and (D) a representation that such stockholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     (c) Notwithstanding anything in this Section ~~2.11~~ 2.12 to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation at least ~~90~~ 120 days prior to the first anniversary of the preceding year’s annual meeting, then a stockholder’s notice required by this Section ~~2.11~~ 2.12 will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (d) Only such business ~~may~~ shall be conducted at a special meeting of stockholders as ~~has been brought before the meeting pursuant to~~ stated in the Corporation’s notice of meeting pursuant to Section 2.2 of these by-laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving the notice required by this Section ~~2.11~~ 2.12, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section ~~2.11~~ 2.12. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of Stockholders if the stockholder’s notice required by this Section ~~2.11~~ 2.12 is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ~~120th~~ 150th day prior to such special meeting and not later than the close of business on the later of the ~~90th~~ 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (e) Only those persons who are nominated in accordance with the procedures set forth in this Section ~~2.11~~ 2.12 will be eligible for election as directors at any meeting of stockholders. Only business brought before the meeting in accordance with the procedures set forth in this Section ~~2.11~~ 2.12 may be conducted at a meeting of stockholders. The chairman of the meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section ~~2.11~~ 2.12 and, if any proposed nomination or business is not in compliance with this Section ~~2.11~~ 2.12, to declare that such defective proposal shall be disregarded.

     (f) For purposes of this Section ~~2.11~~ 2.12, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press~~, Business Wire, PR Newswire~~ or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

     (g) Notwithstanding the foregoing provisions of this Section ~~2.11~~ 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section ~~2.11~~ 2.12. Nothing in this Section ~~2.11~~ 2.12 shall be deemed to remove any obligation of stockholders to comply with the requirements of Rule 14a-8 under the Exchange Act with respect to proposals requested to be included in the Corporation’s proxy statement pursuant to said Rule 14a-8.

ARTICLE III
BOARD OF DIRECTORS

     Section 3.1. General Powers. The business and affairs of the Corporation shall be managed by or, under, the direction of its Board of Directors. In addition to the powers and authorities by these by-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation or by these by-laws required to be exercised or done by the stockholders.

     Section ~~3.1~~ 3.2. Number~~;~~, Qualifications. The Board of Directors of the Corporation shall consist of ~~three or more~~ no fewer than seven, but no more than ten members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

     Section ~~3.2~~ 3.3. Election; Resignation; Vacancies. ~~The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation, and~~ At each ~~director so elected shall hold office until the first~~ annual meeting of stockholders ~~or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter~~, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Chairman of the Board of Directors. The acceptance of a resignation shall not be necessary to make it effective, unless ~~so specified therein.~~ the resignation specifies either that it shall be effective at a later date or that it is subject to or contingent upon its acceptance by the Corporation. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

     Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is duly elected and qualified.

     Section ~~3.3~~ 3.4. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware, on such date or dates, and at such times as the Board of Directors may from time to time determine and, if so determined, notices thereof need not be given.

     Section ~~3.4~~ 3.5. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board of Directors, the President, any Executive or Senior Vice President, the Secretary, or by forty percent (40%) of the full Board of Directors.

      ~~Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.~~

     ~~Section 3.5~~

     Section 3.6. Notice and Place of Meetings. Meetings of the Board of Directors may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be ~~mailed~~ given to each director ~~addressed to him at his residence or usual place of business at least two~~ by whom it is not waived by mailing written notice not less than five days before the ~~day on which the~~ meeting ~~is to be held, or if sent to him, at such place by telegraph or cable, or delivered personally~~ or by telephone~~, not later than the day~~ or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the ~~day on which the~~ meeting ~~is to be held~~. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

     Section ~~3.6~~ 3.7. Business Transacted at Meetings, etc. Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

     Section ~~3.7~~ 3.8. Meetings Through Use of Communications Equipment. Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Amended and Restated Certificate of Incorporation or these by-laws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

     Section ~~3.8~~ 3.9. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of ~~whole Board of Directors~~ the total number of directors specified in the resolution pursuant to Section 3.2 shall constitute a quorum for the transaction of business. Except in cases in which the Amended and Restated Certificate of Incorporation or these by-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The members of the Board of Directors shall act only as the Board of Directors and the individual members thereof shall not have any powers as such. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     Section ~~3.9~~ 3.10. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section ~~3.10~~ 3.11. Action by Consent of the Board of Directors. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form ~~Section 3.11. Removal. Any director may be removed, only for cause by the holders of a majority of shares entitled to vote at any special meeting of stockholders of the Corporation called for that purpose~~.

     Section 3.12. Compensation. Directors shall be entitled to such compensation for their services as may be approved by resolution of the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses for attendance at each regular or special meeting of the Board of Directors or any committee thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
COMMITTEES

     Section 4.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Amended and Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the by-laws of the Corporation; and, unless the resolution or the Amended and Restated Certificate of Incorporation expressly so provide, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger as provided by law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Regular meetings of committees shall be held at such times as may be determined by resolution of the Board of Directors or, the committee in question and no notice shall be required for any regular meeting other, than such resolution. A special meeting of any committee shall be called by resolution of the Board of Directors, or by the Secretary or an Assistant Secretary upon the request of the chairman or a majority of the members of any committee. Notice of special meetings shall be given to each member of the committee in the same manner as that provided for in Section 3.6 of these by-laws. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. ~~Members of special or standing committees shall be entitled to receive such compensation for serving on such committees as the Board of Directors shall determine.~~

     Section 4.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article  ~~IV~~ III of these by-laws.

     Section 4.3. Compensation. Members of any committee of the Board of Directors shall be entitled to such compensation for their services as may be approved by resolution of the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses for attendance at each regular or special meeting of any committee of the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE V
OFFICERS

     Section 5.1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The officers of the Corporation shall be elected or appointed by the Board of Directors and may include, at the discretion of the Board, a President, a Secretary, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and any other officers as may be elected or appointed from time to time by the Board. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Except as otherwise provided by law, any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting. The officers of the Corporation need not be stockholders or directors of the Corporation.

     Section 5.2. Chairman of the Board. The Chairman of the Board, if any, shall be a director subject to election as provided in Section ~~3.2~~ 3.3 of these by-laws, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon directions given to them pursuant to resolutions duly adopted by the Board of Directors.

     Section 5.3. Chief Executive Officer. The Chief Executive Officer of the Corporation shall supervise, coordinate and manage the Corporation’s business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     Section ~~5.3~~ 5.4. President. The President ~~shall be the chief executive officer of the Corporation,~~ shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall preside at all meetings of the stockholders. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except (i) where required or permitted by law to be otherwise signed and executed or (ii) delegated by the Board of Directors to some other officer or agent of the Corporation.

     Section ~~5.4~~ 5.5. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     Section 5.6. Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Board may establish additional categories of Vice Presidents including Executive Vice Presidents and Senior Vice Presidents which categories of Vice Presidents shall have duties and responsibilities as the Board of Directors may from time to time prescribe.

     Section ~~5.5~~ 5.7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose. ~~He~~ The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision ~~he~~ the Secretary shall be. ~~He~~ The Secretary shall have custody of the corporate seal of the Corporation and he or she, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by ~~his~~ the Secretary’s signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by ~~his~~ the signature of the Secretary.

     Section ~~5.6~~ 5.8. Assistant Secretary. The Assistant Secretary, or if there by more than one, the Assistant Secretaries in the order determined by the Board of Directors (or, if there be no such determination, then in the order of their election) shall, in the absence of the Secretary, or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section ~~5.7~~ 5.9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of ~~his~~ the Treasurer’s transactions ~~as Treasurer~~ and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

     If required by the Board of Directors, ~~he~~ the Treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of ~~his~~ the Treasurer office and for the restoration to the Corporation, in case of ~~his~~ the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in ~~his~~ the Treasurer’s possession or under ~~his~~ the Treasurer’s control belonging to the Corporation.

     Section ~~5.8~~ 5.10. Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall in the absence of the Treasurer, or in the event of ~~his~~ the Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 5.11. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     Section ~~5.9~~ 5.12. Other Officers. Other officers, including one or more additional vice-presidents, assistant secretaries or assistant treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.

     Section 5.13 ~~5.10. Resignation. Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.~~

     ~~Section 5.11. Filing of Vacancies. A vacancy in any office shall be filled by the Board of Directors or by the authority appointing the predecessor in such office.~~

     ~~Section 5.12~~Compensation. The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

ARTICLE VI
CAPITAL STOCK

     Section 6.1. Certificates. Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors or the President and the Secretary or an Assistant Secretary and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signatures of the ~~President and the Secretary~~ Corporation’s officers may be a facsimile thereof. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

     Section 6.2. Registration and Transfer of Shares. The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

     The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

     Section 6.3. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor. The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

     Section 6.4. Certificates Issued for Partly Paid Shares. Certificates may be issued for partly paid shares and in such case upon the face and back of the certificates issued to represent any such partly paid shares the total amount of consideration to be paid therefor, and the amount paid thereon shall be specified.

     ~~Section 6.5. Facsimile Signatures. Any of or all the signatures on the certificates may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.~~

ARTICLE VII
INDEMNIFICATION

     Section 7.1. Indemnity. The Corporation shall be authorized to indemnify any person entitled to indemnity under the DGCL to the fullest extent permitted by the DGCL; provided, however, that the Corporation shall not be permitted to indemnify any person in connection with any proceeding initiated by such person, unless such proceeding is authorized by a majority of the directors of the Corporation.

     Section 7.2. Alternative Sources of Funding. The Corporation may create a trust fund, purchase a letter of credit or obtain other sources of funding, which the Board of Directors determines to be in the best interest of the Corporation, to secure payment or proper advances and indemnification under this Article VII or under Article VIII of the Amended and Restated ~~Articles~~ Certificate of Incorporation.

ARTICLE VIII
DIVIDENDS, SURPLUS, ETC.

     Section 8.1. General Discretion of Directors. The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, and, subject to the requirements of the Amended and Restated Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

ARTICLE IX
MISCELLANEOUS

     Section 9.1. Fiscal ~~year~~ Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     Section 9.2. Corporate Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced otherwise. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 9.3. Notices. ~~Except as otherwise expressly provided, any notice required by these By-laws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his~~ If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address~~,~~ as ~~the same~~ it appears ~~upon~~ on the ~~books~~ records of the Corporation~~, or by faxing, telegraphing or cabling the same to such person at such addresses; and such notice~~. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law or any successor thereto. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice shall be deemed to ~~be given at the time it is mailed, faxed, telegraphed or cabled.~~ have been given to all stockholders of record who share a post office or street or electronic mail address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Exchange Act. Notice to the Corporation shall be deemed given when received by the Secretary of the Corporation.

     Section 9.4. Waiver of Notice of Meetings of Stockholders, Directors and Committees. ~~Any~~ Whenever notice is required to be given under any provision of the DGCL or of the Amended and Restated Certificate of Incorporation or these by-laws, any written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to ~~notice~~ the notice required to be given to such person. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

     Section 9.5. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors, the President or the Secretary may authorize for that purpose.

     Section ~~9.8~~ 9.6. Voting Stock of Other Corporations. Except as otherwise ordered by the Board of Directors, the President or the Secretary shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting. The President or the Secretary or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof the Corporation might have possessed and exercised if present. The Board of Directors may from time to time confer like powers upon any other person or persons.

     Section ~~9.9~~ 9.7. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (1) the material facts as to his or her relationship of interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholder. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section ~~9.10~~ 9.8. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same in accordance with the DGCL.

     Section 9.9. Electronic Transmission. For purposes of these by-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

     Section 9.10. Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     Section 9.11. Amendment of By-Laws. These by-laws may be altered or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise. Any amendment to the by-laws adopted by the Board of Directors will be presented to the stockholders for consideration at the Corporation’s next annual meeting of stockholders or at a special meeting called for such purpose and may be repealed upon a vote of a majority of the votes of all outstanding shares of stock entitled to vote thereon; provided, however, that the Board may adopt without presenting for a vote of the stockholders any amendment to these by-laws that does not adversely affect the conduct of stockholder meetings, stockholder voting, and any amendment to the responsibilities of the Board of Directors and any committee thereof; and provided further that the Board may adopt without presenting for a vote of the stockholders any amendment to the by-laws required by applicable law or the Corporation’s Amended and Restated Certificate of Incorporation.

ATLANTIC COAST AIRLINES HOLDINGS, INC.
Proxy solicited by the Board of Directors for Annual Meeting — May 26, 2004.

Each of the undersigned, revoking all other proxies heretofore given, hereby acknowledges receipt of the proxy statement and hereby constitutes and appoints Richard J. Surratt and Richard J. Kennedy, and each of them, with full power of substitution in each, as proxy or proxies to represent and vote all shares of Common Stock, par value $.02 per share (the “Common Stock”), of ATLANTIC COAST AIRLINES HOLDINGS, INC. (the “Company”) owned by the undersigned at the Annual Meeting and any adjournments or postponements thereof. The Company’s stock may be voted by or at the direction of non-U.S. citizens provided that shares they own have been registered in the Company’s Foreign Stock Registry or are registered for voting at the Annual Meeting. See reverse side to request that shares be so registered. By signing below, the undersigned represents that it is a U.S. citizen (as defined in the Proxy Statement) or that the shares represented by this Proxy have been registered in the Company’s Foreign Stock Registry or are requested to be registered for this Annual Meeting.

The Board of Directors recommends a vote FOR Proposals One, Two, Three and Four to be voted upon at the Annual Meeting:

1.	Election of all nominees listed to the Board of Directors, except as noted (write the names of the nominees, if any, for whom you withhold authority to vote). Nominees: Kerry B. Skeen, Thomas J. Moore, C. Edward Acker, Robert E. Buchanan, Susan MacGregor Coughlin, Caroline (Maury) Devine, Daniel L. McGinnis, James C. Miller III, and William Anthony (Tony) Rice.

FOR all nominees ☐ WITHHOLD AUTHORITY to vote for all nominees ☐
☐ For all nominees except:

2.	Amendment of the Company’s Fourth Amended and Restated Certificate of Incorporation to change the Company’s name to “FLYi, Inc.” and to eliminate the Company’s Class A Common Stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Amendment and restatement of the Company’s By-laws.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To ratify selection of KPMG LLP as the Company’s independent auditors for the current year.

FOR ☐	AGAINST ☐	ABSTAIN ☐

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	(Continued and to be signed and dated on the reverse side)

HOW TO VOTE YOUR SHARES OF ATLANTIC COAST AIRLINES HOLDINGS, INC.

To Vote Your Proxy on the Internet: Go to www.continentalstock.com. Have your proxy card available when you access the website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone: Call 1 (800) 293-8533. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

To Vote Your Proxy by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN IN THIS PROXY. IF NOT OTHERWISE DIRECTED HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL ONE OF THE PROXY STATEMENT (ELECTION OF DIRECTORS), FOR PROPOSAL TWO (AMENDMENT OF THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION), FOR PROPOSAL THREE (AMENDMENT AND RESTATEMENT OF THE COMPANY’S BY-LAWS), AND FOR PROPOSAL FOUR (RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS). IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON SUCH MATTERS AS THE PROXIES NAMED HEREIN, IN THEIR SOLE DISCRETION, MAY DETERMINE.

PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Date
______________________, 2004.
Signature
_________________________
Title _____________________
_________________________
(Signature, if Held Jointly)

Please sign exactly as name appears hereon. Please manually date this card.
When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

☐	Check box to request that shares be registered for voting by a non-U.S. citizen at the Annual Meeting.